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EXHIBIT 10.13

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	2030 Investors, L.L.C.
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ ELLISON C. MORGAN
Print Name:	Ellison C. Morgan
Title:	Chairman

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Charles W. Botsford
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ CHARLES W. BOTSFORD
Print Name:	Charles W. Botsford
Title:	n/a

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Harold R. & Linda L. Clayton
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ HAROLD R. & LINDA L. CLAYTON
Print Name:	Harold R. & Linda L. Clayton
Title:	n/a

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	David Dreyfuss
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ DR. DAVID DREYFUSS
Print Name:	Dr. David Dreyfuss
Title:	n/a

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Gerald Ferro
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ GERALD FERRO
Print Name:	Gerald Ferro
Title:	n/a

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Irwin Geduld Revocable Trust
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ IRWIN GEDULD
Print Name:	Irwin Geduld
Title:	Trustee

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Generation Capital Associates
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ DAVID A. RAPAPORT
Print Name:	David A. Rapaport
Title:	EVP & General Counsel

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Glenbrook Capital L.P.
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ ROBERT LISHMAN
Print Name:	Robert Lishman
Title:	President

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Donald J. Helfgott
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ DONALD J. HELFGOTT
Print Name:	Donald J. Helfgott
Title:	n/a

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	William G. Hunt
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ BILL HUNT
Print Name:	Bill Hunt
Title:	n/a

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	William M. Levin
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ WILLIAM M. LEVIN
Print Name:	William M. Levin
Title:	n/a

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Les and Ann Mombert
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ LES MOMBERT AND ANN MOMBERT
Print Name:	Les and Ann Mombert
Title:	n/a

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Nathan Orme, IRA
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ NATHANIEL ORME
Print Name:	Nathaniel Orme
Title:	n/a

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Dennis Pak & Cindy Pak
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ DENNIS PAK & CINDY PAK
Print Name:	Dennis Pak & Cindy Pak
Title:	n/a

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Professional Traders Fund LLC
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ HOWARD BERGER
Print Name:	Howard Berger
Title:	Manager

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Seymour Rosenthal, IRA
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ SEYMOUR ROSENTHAL
Print Name:	Seymour Rosenthal
Title:	n/a

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Parisa Roshanzamir & Shawn Zahed
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ SHAWN ZAHED
Print Name:	Shawn Zahed
Title:	n/a

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Saybrook L.P.
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ AL JUBITZ
Print Name:	Al Jubitz
Title:	General Partner

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	SCG Capital, LLC
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ STEVEN GEDULD
Print Name:	Steven Geduld
Title:	President

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Robert Thomas & Emily Janet Fetters
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ R. THOMAS FETTERS & EMILY JANET FETTERS
Print Name:	Robert Thomas & Emily Janet Fetters
Title:	n/a

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Morton Topfer
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ MORTON TOPFER
Print Name:	Morton Topfer
Title:	n/a

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Triangle Holdings VI LLC
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ JAY ZIDELL
Print Name:	Jay Zidell
Title:	Manager

Amendment No. 1 to
Bridge Unit Purchase and Investor Subscription Agreement

        Capitalized terms used herein and not otherwise defined have the meanings given them in the Bridge Unit Purchase and Investor Subscription Agreement dated as of December 19, 2005 (the "Agreement") between Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), and the investors named on the signature pages to the Agreement (the "Investors").

        The Company and the Investors hereby agree as follows:

        1.     In the preamble of the Agreement, the phrase "The Company has authorized the issuance and sale (the "Placement") of up to 56 Units..." is hereby amended and superseded to now read "The Company has authorized the issuance and sale (the "Placement") of up to 64 Units..."

        2.     Notwithstanding anything to the contrary in the Agreement or the annexes, exhibits and attachments thereto, the Company may sell up to 64 Units in the Placement without the consent of the holders of a majority of the Units then outstanding.

        3.     This Amendment shall be deemed to be part of the Agreement.

        4.     This Amendment may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same document. Facsimile signatures are binding on the parties hereto.

AGREED AS OF DECEMBER 21, 2005:

ASCENT SOLAR TECHNOLOGIES, INC. a Delaware corporation	INVESTOR
	Investor Name:	Gary Ziegler
By:	/s/ MATTHEW FOSTER Matthew Foster, President	By:	/s/ GARY ZIEGLER
Print Name:	Gary Ziegler
Title:	n/a

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Amendment No. 1 to Bridge Unit Purchase and Investor Subscription Agreement